UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☑

 Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☑  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

JETBLUE AIRWAYS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 10, 2012.

JETBLUE AIRWAYS CORPORATION	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 15, 2012
	Date: May 10, 2012	Time: 10:00 AM
Location: JetBlue Airways Corporation
Corporate Headquarters
27-01 Queens Plaza North Long Island City, New York Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/jblu.

JETBLUE AIRWAYS CORPORATION 27-01 QUEENS PLAZA NORTH LONG ISLAND CITY, NY 11101 ATTN: INVESTOR RELATIONS	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT        2011 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting:     Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

During The Meeting:     Go to www.virtualshareholdermeeting.com/jblu. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1. Election of Directors
Nominees:
01) David Barger
02) Jens Bischof	07) Ellen Jewett
03) Peter Boneparth	08) Stanley McChrystal
04) David Checketts	09) Joel Peterson
05) Virginia Gambale	10) Ann Rhoades
06) Stephan Gemkow	11) Frank Sica

2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

3. To approve, on an advisory basis, the compensation of JetBlue’s named executive officers.

NOTE: To transact such other business as may properly come before the annual meeting and any postponement(s) or adjournment(s) thereof.

NOTE: Certification: Pursuant to federal law and JetBlue’s certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Company.

M44897-P25100

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